UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 20, 2006
(Date of earliest event reported)



                 Banc of America Alternative Loan Trust 2006-1
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           (Exact name of issuing entity as specified in its charter)



                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)



                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)



         New York                   333-118843-49                36-4514369
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(State or other jurisdiction     (Commission File No.           (IRS Employer
     of incorporation             of Issuing Entity)          Identification No.
    of Issuing Entity)                                          of depositor)



214 North Tryon Street, Charlotte, North Carolina                   28255
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      Address of principal executive offices                      (Zip Code)



Registrant's telephone number, including area code          (704) 387-8239
                                                    ----------------------------



    201 North Tryon Street, Charlotte, North Carolina                28255
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On June 20, 2006, Banc of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated January 30, 2006, among the Registrant, as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee, relating to the Registrant's Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1. A copy of the amendment is filed as an exhibit hereto.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------------              -----------
     Ex. 4                     Amendment No. 1, dated June 20, 2006, to
                               the Pooling and Servicing Agreement, dated
                               January 30, 2006, among Banc of America
                               Mortgage Securities, Inc., Bank of America,
                               National Association and Wells Fargo Bank,
                               N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC OF AMERICA MORTGAGE SECURITIES, INC.


June 20, 2006

                                   By:    /s/ Judy Lowman
                                          -----------------------------
                                   Name:  Judy Lowman
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                               Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

   (EX-4)         Amendment No. 1, dated June 20,                    E
                  2006, to the Pooling and Servicing
                  Agreement, dated January 30, 2006,
                  among Banc of America Mortgage
                  Securities, Inc., Bank of America,
                  National Association
                  and Wells Fargo Bank, N.A.